SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): May 28, 1998 (May 20, 1998)



                           HUMAN GENOME SCIENCES, INC.

               (Exact Name of Registrant as Specified in Charter)





                                    Delaware
                         (State or Other Jurisdiction of
                                 Incorporation)

                                    0-022962
                            (Commission File Number)


                                   22-3178468
                       (IRS Employer Identification No.)


              9410 Key West Avenue, Rockville, Maryland 20850-3338
               (Address of Principal Executive Offices) (ZIP Code)





       Registrant's telephone number, including area code: (301) 309-8504



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

     On May 20, 1998, Human Genome Sciences, Inc. (the "Company") adopted a Shareholder Rights Plan which provided for the issuance of preferred share purchase rights.

     In order to implement the new Shareholder Rights Plan, the Board of Directors of the Company has authorized a distribution of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 (the "Common Shares"), of the Company. The dividend is payable on June 26, 1998 to stockholders of record on May 27, 1998 (the "Record Date"). The terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), dated as of May 20, 1998, as amended from time to time.

     Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Junior Participating Preferred Stock, par value $.01, of the Company (the "Preferred Shares") at a price of $250.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment.

     Until the earlier to occur of (i) 10 days following a public announcement that an "Acquiring Person" acquired, or obtained the right to acquire, beneficial ownership of 15% (20% in the case of the Bass Investors (as defined below)) or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the "Acquiring Person" becoming the beneficial owner of 15% (20% in the case of the Bass Investors) or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate. Acquiring Person is defined as any person or group of affiliated or associated persons, other than employee benefit plans of the Company and its subsidiaries, who has acquired beneficial ownership of 15% (20% in the case of the Bass Investors) or more of the outstanding Common Shares. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date
(or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a summary description of the Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. The Bass Investors consist of Sid R. Bass and certain stockholders affiliated with him.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on May 20, 2008, unless earlier redeemed by the Company as described below.

     The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for Common Shares or convertible securities at less than the current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) will be issued and in lieu thereof, a payment in cash will be made based on the market price of the Common Shares on the last trading date prior to the date of exercise.

     In the event that the Company were acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power were sold, proper provision will be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the exercise price of the Right. In the event that the Company were the surviving corporation in a merger and the Common Shares were not changed or exchanged, or in the event that any person becomes the beneficial owner of 15% (20% in the case of the Bass Investors) or more of the Company's Common Shares and hence an Acquiring Person (a "Flip-In Event"), proper provision will be made so that each holder of a Right, other than Rights that are or were beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right (or Preferred Shares if so elected by the Board of Directors).

     At any time prior to the close of business on the date a person becomes an Acquiring Person, the Company, by a vote of the Board of Directors, may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"). The right of redemption also may be reinstated under certain circumstances described in the Rights Agreement, including if a term, provision, covenant or restriction of the Rights Agreement is held by a court or other authority to be invalid, void or unenforceable. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     At any time after any person becomes an Acquiring Person, the Board of Directors of the Company may, at its option, exchange all or part of the then outstanding and exercisable Rights (excluding Rights of an Acquiring Person that have become void) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding. In lieu of Common Shares, the Board of Directors may elect to substitute Preferred Shares for any such exchange.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

     Other than an amendment to those provisions relating to certain economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date, including, without limitation, any amendment deemed to be necessary or appropriate in light of any judicial or other legal developments, whether or not binding precedent in respect of the Rights Agreement. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interest of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable and no amendment may be made after the Distribution Date which shortens the final expiration date of the Rights Agreement. Without limiting any of the foregoing, at any time prior to a Person (other than certain employee benefit plans of the Company) becoming an Acquiring Person, the Board may amend the Rights Agreement to lower the threshold for exercisability of the Rights (and the determination of the existence of an Acquiring Person) from 15% (20% in the case of the Bass Investors) to any percentage greater than the greater of (i) the largest percentage of outstanding Common Shares then known to the Company to be beneficially owned by any Person or group of affiliated or associated persons (subject to certain exceptions as set forth in the Rights Agreement) and (ii) 10%.

     A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit hereto and is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended from time to time, which is hereby incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b)   Financial Statements and Pro Forma Information.   None.

(c) Exhibits. The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

               4. Rights Agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent, dated as of May 20, 1998 which includes as Exhibit A the Form of Right Certificate. Pursuant to the Rights Agreement, Right Certificates will not be mailed until as soon as practicable after the earlier of the tenth day following announcement that a person or group has acquired beneficial ownership of 15% (20% in the case of the Bass Investors) or more of the Common Shares or the tenth business day after a person commences or announces its intention to commence an offer the consummation of which would result in a person beneficially owning 15% (20% in the case of the Bass Investors) or more of the Common Shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HUMAN GENOME SCIENCES, INC.



                                         By: /s/ Steven C. Mayer
                                             ------------------------


Date:  May 28, 1998

                                  EXHIBIT INDEX


Exhibit              Description                                     Page No.
-------              -----------                                     --------

   4.      Rights Agreement between the Company and American Stock      9
           Transfer  & Trust  Company,  dated  as of May 20,  1998
           which   includes   as  Exhibit  A  the  Form  of  Right
           Certificate. Pursuant to the Rights Agreement, Right Certificates will not be mailed until as soon as practicable after the earlier of the tenth business day following announcement that a person or group has acquired beneficial ownership of 15% (20% in the case of the Bass  Investors) or more of the Common Shares or
           the tenth business day after a person commences or announces its intention to commence an offer the
           consummation   of  which  would   result  in  a  person
           beneficially owning 15% (20% in the case of the Bass Investors) or more of the Common Shares.